EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Asset Allocation Portfolio

Investor and Institutional Shares

Prospectus
January 28, 2009

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-441-7762 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

	Table of Contents

Fund Overview	Key facts and details about the Fund listed in this prospectus including
	investment objectives, risk factors, fee and expense information, and
	historical performance information
	Key Facts About Asset Allocation Portfolio	4
	Risk/Return Information	7
	Expenses and Fees	8

Details About the Fund	How the Fund Invests	10
	Investment Risks	11

Account Information	Information about account services, sales charges & waivers,
	shareholder transactions, and distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	16
	Details about the Share Classes	19
	How to Buy, Sell, Exchange and Transfer Shares	23
	Account Services and Privileges	29
	Fund’s Rights	30
	Participation in Fee-Based Programs	30
	Short-Term Trading Policy	31
	Redemption Fee	32
	Distribution and Service Payments	32

Management of the Fund	Information about BlackRock and the Portfolio Manager
	BlackRock	34
	Portfolio Manager Information	35
	Conflicts of Interest	35
	Valuation of Fund Investments	36
	Dividends, Distributions and Taxes	37

Financial Highlights	Financial Performance of the Fund	38

General Information	Shareholder Documents	42
	Certain Fund Policies	42
	Statement of Additional Information	43

Glossary	Glossary of Investment Terms	44

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About Asset Allocation Portfolio

This prospectus provides information about BlackRock Asset Allocation Portfolio (“Asset Allocation Portfolio”), a portfolio of BlackRock FundsSM (the “Trust”). The Asset Allocation Portfolio is referred to in this prospectus as the “Fund.”

The Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to the Fund’s sub-adviser, BlackRock Financial Management, Inc. (“BFM”).

The prospectus includes important Fund facts organized into sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Asset Allocation Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

What are the Fund’s main investment strategies?

The Fund primarily buys common stock but also can invest in preferred stock, convertible securities and certain derivative securities.

The fixed income investment management team selects bonds from several sectors. The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in junk bonds or non-dollar denominated bonds or bonds of emerging market issuers.

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. The Fund intends to remain diversified across categories, but it has wide flexibility in the relative weightings given to each category.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” and “extension risk”. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards Risk — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. They also may not have laws to protect investors comparable to the U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

  Foreign Currency Transactions Risk — Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies, and may depend on a small number of key personnel.

  Repurchase Agreements, Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Value Investing Style Risk — The Fund follows an investing style that favors value companies. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about the Asset Allocation Portfolio’s risks, see “Investment Risks” below.

Who should invest?

  The Asset Allocation Portfolio may be an appropriate investment for you if you:

  Are investing with long-term goals, but also seek some current income;

  Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities;

  Are willing to accept the risk that the value of your investment may decline in order to seek the highest total investment return; and

  Are prepared to receive taxable distributions of ordinary income and capital gains

Risk/Return Information

On January 31, 2005, the Fund reorganized with the State Street Research Asset Allocation Fund (the “SSR Fund”). The SSR Fund transferred substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund, which were then distributed to SSR Fund shareholders. The chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the Fund, for periods prior to January 31, 2005. The chart and table give you a picture of the Fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C and Institutional Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Barclays Capital U.S. Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

Investor A Shares
ANNUAL TOTAL RETURNS
Asset Allocation Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 16.29% (quarter ended December 31, 2001) and the lowest return for a quarter was –13.17% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock Asset Allocation Portfolio — Investor A
Return Before Taxes[1]	–30.75%	–0.39%	2.84%
Return After Taxes on Distributions[1]	–31.20%	–1.54%	1.32%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–19.59%	–0.43%	1.87%

BlackRock Asset Allocation Portfolio — Investor B2
Return Before Taxes[1]	–30.81%	–0.39%	2.80%

BlackRock Asset Allocation Portfolio — Investor C

Return Before Taxes[1]	–28.16%	–0.04%	2.66%

BlackRock Asset Allocation Portfolio — Institutional
Return Before Taxes[1]	–26.69%	1.05%	3.73%

60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Index[3] (Reflects no deduction for fees, expenses or taxes)	–22.05%	0.71%	1.69%

[1]	Includes all applicable fees and sales charges.

[2]	Returns reflect the 4.50% six-year contingent deferred sales charge (“CDSC”). Investor B Shares automatically convert to Investor A Shares after approximately eight years.

[3]	This index was formerly known as Lehman Brothers U.S. Aggregate Index.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment, and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	5.25%[1]	None	None	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None [2]	4.50%[3]	1.00%[4]	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses	Investor A	Investor B	Investor C	Institutional
(Expenses that are deducted from Fund assets)	Shares	Shares	Shares	Shares

Management Fee	0.55%	0.55%	0.55%	0.55%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None

Other Expenses	0.41%[5]	0.43%	0.35%	0.41%[5]

Interest Expense	0.04%	0.04%	0.04%	0.04%

Acquired Fund Fees and Expenses[6]	0.03%	0.03%	0.03%	0.03%

Total Annual Fund Operating Expenses[6]	1.28%	2.05%	1.97%	1.03%

Fee Waivers and Expense Reimbursements[7]	—%	—%	—%	0.10%

Net Annual Fund Operating Expenses[7]	1.28%	2.05%	1.97%	0.93%

[1]	Reduced front-end sales charges may be available (see the section “Sales Charges Reduced or Eliminated for Investor A Shares” for more information regarding the reduction of front-end sales charges).

[2]	A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[3]	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details about the Share Classes — Investor B Shares” for a complete schedule of CDSCs.) Investor B Shares automatically convert to Investor A Shares approximately eight years after you buy them and will no longer be subject to distribution fees.

[4]	There is no CDSC on Investor C Shares after one year.

[5]	Other Expenses have been restated to reflect current fees.

[6]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees, as applicable.

[7]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.33% (for Investor A Shares), 2.08% (for Investor B and Investor C Shares) and 0.86% (for Institutional Shares) of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Annual Fund Operating Expenses were 1.21% (for Investor A Shares), 1.97% (for Investor B Shares) and 1.90% (for Investor C Shares). See the “Management of the Fund — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers), redemption at the end of each time period and, in addition, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares[1]	$649	$910	$1,190	$1,989

Investor B Shares[2]
Redemption	$658	$993	$1,303	$2,182[3]

Investor B Shares
No Redemption	$208	$643	$1,103	$2,182[3]

Investor C Shares[2]
Redemption	$300	$618	$1,062	$2,296

Investor C Shares
No Redemption	$200	$618	$1,062	$2,296

Institutional Shares	$ 95	$318	$ 559	$1,250

[1]	Reflects imposition of sales charge.

[2]	Reflects deduction of CDSC.

[3]	Based on the conversion of the Investor B Shares to Investor A Shares after eight years.

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Asset Allocation Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

Should the Trust’s Board of Trustees (the “Board”) determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for the Asset Allocation Portfolio, such as:

  Utilizing a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments in the equity universe, defined by style, capitalization range and geographic location;

  Reviewing and allocating varying percentages of the Fund to equity investment management team members responsible for security selection within these distinctive disciplines, including stocks of large, middle and small capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, firms in specialized sectors and international companies;

  Engaging in bottom-up security selection within each discipline that, in turn, drives sector and industry weightings as well as average market capitalization; and

  Assessing each stock’s changing characteristics relative to its contribution to portfolio risk within that discipline and selling the stock when it no longer offers an appropriate return-to-risk trade-off.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Primary Investment Strategies

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, Fund management monitors and adjusts those allocations from time to time. The Fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories. The Fund measures its performance against a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Barclays Capital U.S. Aggregate Index (40%).

With respect to its equity investments, the Fund primarily buys common stock but also can invest in preferred stock and convertible securities.

The fixed income investment management team evaluates sectors of the bond market and individual securities within these sectors. The fixed income investment management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. Securities are purchased for the Fund when the fixed income management team believes that they have the potential for above-average total return. The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in any combination of non-investment grade bonds (junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the fixed income investment management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

As part of its normal operations, the Fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Fund also may invest in these securities in order to achieve its investment goal.

Fund management may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

Other Strategies:

In addition to the main strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Temporary Defensive Strategies — For temporary defensive purposes, each Fund may invest some or all of its assets in high quality money market instruments denominated in U.S. dollars or foreign currencies. Although the Fund will make temporary defensive investments only to the extent that Fund management believes they present less risk than the Fund’s usual investments, temporary defensive investments may reduce the Fund’s opportunity of meeting its investment objectives during temporary periods.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

ABOUT THE PORTFOLIO MANAGER OF THE ASSET ALLOCATION PORTFOLIO

Philip Green is the portfolio manager of Asset Allocation Portfolio and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio manager.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. “Investment Policies” in the Statement of Additional Information (the “SAI”) also includes more information about the Fund, its investments and the related risks. There can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

The Fund may incur expenses to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage- and Asset-Backed Securities Risk — The Fund makes investments in residential and commercial mortgage-backed securities (“CMBS”) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Fund management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Foreign Currency Transactions Risk — Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing the returns and minimizing opportunities for gain.

Repurchase Agreements, Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Value Investing Style Risk — The Fund follows an investing style that favors value companies. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Treasury Obligations Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Account Information

How to Choose the Share Class that Best Suits Your Needs

The Asset Allocation Portfolio currently offers multiple share classes (Investor A, Investor B, Investor C and Institutional Shares in this prospectus), allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional Shares of the Fund, you will not pay any sales charge. However, only certain investors may buy Institutional Shares.

If you select Investor A Shares of the Fund, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor B or Investor C Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Investor B Shares and 0.75% per year for Investor C Shares, and a service fee of 0.25% per year for both classes of shares under plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor B or Investor C Shares. Classes with the lower expenses will have higher net asset values and dividends relative to other share classes.

The Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of each of the share classes of the Fund.

Share Classes at a Glance

	Investor A Shares[1]	Investor B Shares[1]	Investor C Shares[1]	Institutional Shares[1]

Availability	Generally available	Generally available	Generally available	Limited to certain
	through financial	through financial	through financial	investors, including:
	intermediaries.	intermediaries.[2]	intermediaries.[2]	•Current Institutional
shareholders that meet
certain requirements
•Certain retirement
plans
•Participants in certain
programs sponsored
by BlackRock or its
affiliates or financial
intermediaries
•Certain employees and
affiliates of BlackRock
or its affiliates

Minimum Investment	$1,000 for all accounts	$1,000[3] for all accounts	$1,000[3] for all accounts	•$2 million for
	except:	except:	except:	institutions and
	•$250 for certain fee-	•$250 for certain fee-	•$250 for certain fee-	individuals
	based programs	based programs	based programs	•$250,000 for clients
	•$100 for retirement	•$100 for retirement	•$100 for retirement	of registered
	plans	plans	plans	investment advisers
	•$50, if establishing	•$50, if establishing	•$50, if establishing
	Automatic Investment	Automatic Investment	Automatic Investment
	Plan (“AIP”)	Plan (“AIP”)	Plan (“AIP”)

Initial Sales Charge?	Yes. Payable at time of	No. Entire purchase	No. Entire purchase	No. Entire purchase
	purchase. Lower sales	price is invested in	price is invested in	price is invested in
	charges are available	shares of the Fund.	shares of the Fund.	shares of the Fund.
for larger investments.

Deferred Sales	No. (May be charged for	Yes. Payable if you	Yes. Payable if you	No.
Charge?	purchases of $1 million	redeem within six years	redeem within one year
	or more that are	of purchase.	of purchase.
redeemed within
eighteen months).

Distribution and	No Distribution Fee.	0.75% Annual	0.75% Annual	No.
Service	0.25% Annual Service	Distribution Fee. 0.25%	Distribution Fee. 0.25%
(12b-1) Fees?	Fee.	Annual Service Fee.	Annual Service Fee.

Redemption Fees?	No.	No.	No.	No.

Share Classes at a Glance

	Investor A Shares[1]	Investor B Shares[1]	Investor C Shares[1]	Institutional Shares[1]

Conversion to Investor	N/A.	Yes, automatically after	No.	No.
A Shares?		approximately eight
years.

Advantage	Makes sense for	No up-front sales	No up-front sales	No up-front sales
	investors who are	charge so you start off	charge so you start off	charge so you start off
	eligible to have the	owning more shares.	owning more shares.	owning more shares.
	sales charge reduced or		These shares may
	eliminated or who have		make sense for
	a long-term investment		investors who have a
	horizon because there		shorter investment
	are no ongoing		horizon relative to
	distribution fees.		Investor A or Investor B
Shares.

Disadvantage	You pay a sales charge	You pay ongoing	You pay ongoing	Limited availability.
	up-front, and therefore	distribution fees each	distribution fees each
	you start off owning	year you own Investor B	year you own Investor C
	fewer shares.	Shares, which means	shares, which means
		that you can expect	that you can expect
		lower total performance	lower total performance
		per share than if you	per share than if you
		owned Investor A	owned Investor A
		Shares.	Shares. Unlike Investor
B Shares, Investor C
Shares do not convert
to Investor A Shares, so
you will continue paying
the ongoing distribution
fees as long as you
hold the Investor C
Shares. Over the long-
term, this can add up to
higher total fees than
either Investor A Shares
or Investor B Shares.

[1]	Please see “Details About the Share Classes” for more information about each share class.

[2]	If you establish a new account directly with the Fund and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor B or Investor C Shares will not be accepted.

[3]	The Fund will not accept a purchase order of $50,000 or more for Investor B Shares and $500,000 or more for Investor C Shares. Your financial professional may set a lower maximum for Investor B or Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional Share requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor B and Investor C Share CDSC information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Details about the Share Classes

Investor A Shares — Initial Sales Charge Options

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following tables.

Asset Allocation Portfolio

			Dealer
	Sales Charge	Sales Charge	Compensation
	As a % of	As a % of Your	as a % of
Your Investment	Offering Price	Investment[1]	Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $500,000	2.50%	2.56%	2.25%

$500,000 but less than $750,000	2.00%	2.04%	1.75%

$750,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over[2]	0.00%	0.00%	[2]

[1]	Rounded to the nearest one-hundredth percent.

[2]	If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the financial intermediary from its own resources. However, you will pay a CDSC of 0.75% of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Sales Charge Options” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by: (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent, the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the financial professional, financial intermediary or the BlackRock Funds of any other shares of the Fund or any other BlackRock Fund owned by: (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children under the age of 21 — showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund and/or the investor’s financial professional, financial intermediary or the BlackRock Funds may not be able to maintain this information.

For more information, see the SAI or contact your financial professional or financial intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

A sales charge waiver on a purchase of Investor A Shares may also apply for:

  Authorized qualified employee benefit plans or savings plans and rollovers of current investments in the fund through such plans;

  Persons investing through an authorized payroll deduction plan;

  Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”);

  Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;

  Persons associated with the Fund, the Fund’s Distributor, BlackRock, the Fund’s sub-adviser or PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), and their affiliates;

  Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and

  Employees of MetLife

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers see “Contingent Deferred Sales Charge Waivers.”

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C Shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor B Shares within six years after purchase or your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. The charge will apply to the lesser of the original cost of shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. No deferred sales charge applies to shares that you acquire through reinvestment of Fund dividends and capital gains. You will also pay ongoing distribution fees of 0.75% and ongoing service fees of 0.25% for both classes of each Fund’s shares each year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays a sales concession of 4.00% of the purchase price of Investor B Shares to dealers from its own resources at the time of sale. The Distributor also normally pays the annual Investor B Shares service fee to dealers as a shareholder servicing fee on a monthly basis. The Distributor normally retains the Investor B Shares distribution fee.

The Distributor currently pays a sales concession of 1.00% of the purchase price of Investor C Shares to dealers from its own resources at the time of sale. The Distributor pays the annual Investor C Shares service fee as a shareholder servicing fee and the annual Investor C Shares distribution fee as an ongoing concession to dealers on a monthly basis for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B Shares of the Asset Allocation Portfolio within six years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B Shares that are not subject to the deferred sales charge are redeemed first. After that, the Fund redeems the shares that have been held the longest. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedules:

Years Since Purchase	Sales Charge[1]

0 – 1	4.50%

1 – 2	4.00%

2 – 3	3.50%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

[1]	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original deferred sales charge schedule will apply.

Any CDSC paid on a redemption of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Your Investor B Shares convert automatically into Investor A Shares approximately eight years after purchase. Any Investor B Shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A Shares are subject to lower annual expenses than Investor B Shares. The conversion of Investor B Shares to Investor A Shares is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another BlackRock Fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both BlackRock Funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A, Investor B and Investor C Shares may be reduced or waived in certain circumstances, such as:

  Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans;

  Exchanges pursuant to the exchange privilege, as described in “How to Exchange Shares or Transfer your Account”;

  Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2;

  Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old;

  Redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or an affiliate;

  Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

  Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;

  Involuntary redemptions made of shares in accounts with low balances;

  Certain redemptions made through the Systematic Withdrawal Plan offered by the Fund, BlackRock or their affiliates;

  Redemptions related to the payment of PNC Trust Company custodial IRA fees; and

  Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares.

Eligible Institutional investors include the following:

  Investors who currently own Institutional Shares of the Fund may make additional purchases of Institutional Shares of that Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums;

  Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund;

  Certain qualified retirement plans;

  Investors in selected fee-based programs;

  Clients of registered investment advisers who have $250,000 invested in the Fund;

  Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;

  Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;

  Holders of certain Merrill Lynch sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund; and

  Employees, officers and directors/trustees of BlackRock Inc., BlackRock Funds, The PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch and Co., Inc. (“Merrill Lynch”) or their respective affiliates
How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or other financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	First, select the share class	Refer to the “Share Classes at a Glance” table in this prospectus (be
	appropriate for you	sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional
Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing and your financial goals, may affect which share class you choose. Your financial representative can help you determine which share class is appropriate for you.

	Next, determine the amount	Refer to the minimum initial investment in the “Share Classes at a
	of your investment	Glance” table of this prospectus. Be sure to note the maximum investment amounts in Investor B and Investor C Shares.

See “Account Information — Details About the Share Classes” for
information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum
investment requirement.

	Have your financial	The price of your shares is based on the next calculation of the Fund’s
	professional or financial	net asset value after your order is placed. Any purchase orders placed
	intermediary submit your	prior to the close of business on the New York Stock Exchange (the
	purchase order	“Exchange”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Other financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for	To purchase shares directly with BlackRock, call (800) 441-7762 and
	accounts held directly with	request a new account application. Mail the completed application
	BlackRock)	along with a check payable to “BlackRock Funds” to PNC Global
Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”),
formerly PFPC Inc., at the address on the application.

Add to Your	Purchase additional shares	The minimum investment for additional purchases is generally $50 for
Investment		all accounts except that certain retirement plans may have a lower minimum for additional purchases and certain programs
may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)

	Have your financial	To purchase additional shares you may contact your financial
	professional or financial	professional or financial intermediary. For more details on
	intermediary submit your	purchasing by Internet see below.
purchase order for additional
shares

	Or contact BlackRock (for	Purchase by Telephone: Call (800) 441-7762 and speak with one of
	accounts held directly with	our representatives. The Fund has the right to reject any telephone
	BlackRock)	request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

Purchase by VRU: Investor Shares may also be purchased by use of the Fund’s automated voice response unit service (VRU) at
(800) 441-7762.

Purchase by Internet: You may purchase your shares and view activity in your account by logging onto the BlackRock website at
www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.
Certain institutional clients’ purchase orders for Institutional Shares

How to Buy Shares

	Your Choices	Important Information for You to Know

Add to Your	Or contact BlackRock (for	placed by wire prior to the close of business on the Exchange will be
Investment	accounts held directly with	priced at the net asset value determined that day. Contact your
(continued)	BlackRock) (continued)	financial intermediary or BlackRock for further information. The Fund limits Internet purchases in shares of the Fund to $25,000 per trade.
Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User
Agreement, the Terms and Conditions page and the Consent to
Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User
Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates incurred through fraudulent activity.

	Acquire additional shares by	All dividends and capital gains distributions are automatically
	reinvesting dividends and	reinvested without a sales charge. To make any changes to your
	capital gains	dividend and/or capital gains distributions options, please call
(800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).

	Participate in the Automatic	BlackRock’s Automatic Investment Plan (“AIP”) allows you to
	Investment Plan (AIP)	invest a specific amount on a periodic basis from your checking or savings account into your investment account.
Refer to the “Account Services and Privileges” section of this prospectus for additional information.

How to Pay for	Making payment for	Payment for an order must be made in Federal funds or other
Shares	purchases	immediately available funds by the time specified by your financial professional or financial intermediary, but in no event later than
4:00 p.m. (Eastern time) on the third business day (in the case of
Investor Shares) or first business day (in the case of Institutional
Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or financial intermediary will be responsible for any loss to the Fund.

For shares purchased directly from the Fund, a check payable to
BlackRock Funds which bears the name of the Fund you are
purchasing must accompany a completed purchase application.
There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the
wiring instructions.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Have your financial	You can also make redemption requests through your financial
Redemption of	professional or other financial	professional. Shareholders should indicate whether they are redeeming
Shares	intermediary submit your	Investor A, Investor B, Investor C or Institutional Shares. The price of
	sales order	your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial professional or financial intermediary prior to that day’s close of business on the Exchange
(generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Financial intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain
circumstances.

	Selling shares held directly	Methods of Redeeming
	with BlackRock	Redeem by Telephone: You may sell Investor Shares held at
BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for
payments by check or (ii) $250,000 for payments through the
Automated Clearing House Network (“ACH”) or wire transfer.
Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee.
For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call
(800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternate redemption methods below.

Redeem by VRU: Investor shares may also be redeemed by use of the Fund’s automated voice response unit service (“VRU”). Payment for Investor shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from
Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check,
ACH or wire to the bank account of record.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Selling shares held directly	Payment of Redemption Proceeds: Redemption proceeds may be
Redemption of	with BlackRock (continued)	paid by check or, if the Fund has verified banking information on file,
Shares (continued)		through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request.
Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail.
You are responsible for any additional charges imposed by your bank for this service.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the
redeeming shareholder on the next business day, provided that the
Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the
Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the
Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service.
No charge for wiring redemption payments with respect to
Institutional Shares is imposed by the Fund.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the
shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before
4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day with receipt at the receiving bank within the next two business days (48-72 hours), provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund.

* * *
If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Exchange Shares or Transfer your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one fund to	Investor A, Investor B, Investor C and Institutional Shares of the Fund
	purchase shares of another	are generally exchangeable for shares of the same class of another
	fund (“exchanging”)	BlackRock Fund.

You can exchange $1,000 or more of Investor A, Investor B or Investor
C Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of
Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of the Fund may make exchanges into Institutional Shares of other funds except for investors holding shares through certain client accounts at financial professionals that are omnibus with the Fund and do not meet applicable minimums.
There is no required minimum amount with respect to exchanges of
Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. If you held the exchanged shares for 30 days or less you may be charged a redemption fee (please refer to the
“Redemption Fee” section of this prospectus for additional information).
Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange. To exercise the exchange privilege, you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with
BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account
Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The
Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes in its sole discretion that you are engaging in market timing activities. See “Short-Term Trading Policy” below. For Federal income tax purposes, a share exchange is a taxable event, and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to	Transfer to a participating	You may transfer your shares of the Fund only to another securities
Another Financial	securities dealer or other	dealer that has entered into an agreement with the Distributor.
Intermediary	financial intermediary	Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
If your account is held directly with BlackRock, you may call
(800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

	Transfer to a non-participating	You must either:
	securities dealer or other	•Transfer your shares to an account with the Fund; or
	financial intermediary	•Sell your shares, paying any applicable deferred sales charge.
If your account is held directly with BlackRock, you may call
(800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic	Allows systematic	BlackRock’s Automatic Investment Plan (“AIP”) allows you to invest a
Investment Plan	investments on a periodic	specific amount on a periodic basis from your checking or savings
(AIP)	basis from checking or	account into your investment account. You may apply for this option
	savings account.	upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic
investment plan is $50 per portfolio.

Dividend Allocation	Automatically invests your	Dividend and capital gains distributions may be reinvested in your
Plan	distributions into another	account to purchase additional shares or paid in cash. Using the
	BlackRock fund of your	Dividend Allocation Plan, you can direct your distributions to your bank
	choice pursuant to your	account (checking or savings), to purchase shares of another fund at
	instructions, without any fees	BlackRock without any fees or sales charges, or by check to special
	or sales charges.	payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.

EZ Trader	Allows an investor to	(NOTE: This option is offered to shareholders whose accounts are held
	purchase or sell Investor	directly with BlackRock. Please speak with your financial professional if
	class shares by telephone	your account is held elsewhere).
	or over the Internet	Prior to establishing an EZ Trader account, please contact your bank
	through ACH.	to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet.
Proceeds will be sent to your pre-designated bank account.

Systematic	This feature can be used by	A minimum of $10,000 in the initial BlackRock Fund is required and
Exchange	investors to systematically	investments in any additional funds must meet minimum initial
	exchange money from one	investment requirements.
fund to up to four other funds.

Systematic	This feature can be used by	To start a Systematic Withdrawal Plan (“SWP”) a shareholder must
Withdrawal Plan	investors who want to receive	have a current investment of $10,000 or more in a BlackRock Fund.
(SWP)	regular distributions from	Shareholders can elect to receive cash payments of $50 or more at
	their accounts.	any interval they choose. Shareholders may sign up by completing the
SWP Application Form which may be obtained from BlackRock.

Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A, Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A, Investor B or Investor C
Shares will not be subject to the CDSC if they do not exceed 1%,
3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A, Investor B or Investor
C Shares in excess of this limit will still pay any applicable CDSC.
Ask your financial adviser or financial intermediary for details.

Reinstatement	If you redeem Investor A or Institutional Shares, and within 60 days
Privilege	buy new Investor A Shares of the SAME fund, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the
Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial professional of record at the time of purchase.
Investors should consult a tax adviser concerning the tax
consequences of exercising this reinstatement privilege.

Fund’s Rights

The Fund may:

  Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act;

  Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional Shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional Shares) before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional Shares) before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event, and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated, or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of the Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional, selected securities dealer or other financial intermediary.

Short-Term Trading Policy

The Trust’s Board has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its returns to shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals and other financial intermediaries that maintain omnibus accounts with the Fund pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2.00% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or long-term shareholders.

Redemption Fee

The Fund does not charge a redemption fee. However, certain BlackRock Funds listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock Funds assess redemption fees:

EQUITY
BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME
BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Trust, on behalf of the Fund, has adopted a plan (the “Plan”) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, Investor B and Investor C Shares pay a fee (“distribution fees”) to the Distributor and/or its affiliates, including PNC and its affiliates, and to Merrill Lynch and/or Bank of America Corporation (“BAC”) and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Investor B and Investor C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund attributable to Investor B and Investor C Shares. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plan, the Trust also pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of the Fund to Financial Intermediaries for providing support services to their customers who own Investor A, Investor B and Investor C Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A, Investor B and Investor C Shares of the Fund. All Investor A, Investor B and Investor C Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A, Investor B and Investor C Shares:

  Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor A, Investor B and Investor C Shares;

  Assisting customers in choosing and changing dividend options, account designations and addresses; and

  Providing other similar shareholder liaison services

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to the Plan and fees that the Fund pays to its Transfer Agent, BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Management of the Fund

BlackRock

BlackRock, the Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Trust’s Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock, acts as sub-adviser to the Fund. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to the Fund pursuant to a management agreement (the “Management Agreement”). Pursuant to the Management Agreement, BlackRock is entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. The maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Management Fee Rate

First $1 billion	0.550%

$1 billion – $2 billion	0.500%

$2 billion – $3 billion	0.475%

Greater than $3 billion	0.450%

BlackRock has agreed contractually to cap net expenses for the Asset Allocation Portfolio (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown in the Fund’s “Annual Fund Operating Expenses” table in this prospectus. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund’s manager or administrator and (3) the Trust’s Board has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

BlackRock has entered into a sub-advisory agreement with BFM, under which BlackRock pays BFM for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BFM is responsible for the day-to-day management of the Fund’s portfolio.

For the fiscal year ended September 30, 2008, the Fund paid BlackRock management fees, net of any applicable waiver, as a percentage of the Fund’s average daily net assets as follows:

Asset Allocation Portfolio	0.55%

A discussion of the basis for the Board’s approval of the Management Agreement and sub-advisory agreement with respect to the Fund is included in the Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Portfolio Manager Information

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Philip Green	Responsible for the day-to-day	2006	Managing Director of BlackRock, Inc. since
	management of the Fund,		2006; Managing Director of Merrill Lynch
	including setting the Fund’s overall		Investment Managers, L.P. from 1999 to 2006;
investment strategy and overseeing
the management of the Fund

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Fund. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate or BAC Entity-advised clients may adversely impact the Fund. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Trust’s Board, the Fund has retained an affiliate of BlackRock to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or BAC Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates or BAC Entities may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses. Investor A Shares will have a higher net asset value than Investor B or Investor C Shares. Also, dividends paid on Investor A and Institutional Shares will generally be higher than dividends paid on Investor B and Investor C Shares because Investor A and Institutional Shares have lower expenses.

The Fund’s assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the Exchange or market on which the security is primarily traded at the time of valuation. The Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Trust’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, if the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or when there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee, and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when the Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, financial intermediary or the Fund. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent the Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of the Fund beginning before January 1, 2010, certain distributions designated by the Fund as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

This Section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Financial Highlights

Financial Performance of the Fund

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Institutional*

	Year Ended September 30,			Period March 1,2005 to September 30,	Period April 1,2004 to February 28,	Year Ended March 31,
	2008	2007	2006	2005	2005	2004	2003[1]

Per Share Operating Performance

Net asset value, beginning of period	$17.07	$15.53	$15.51	$14.99	$14.91	$11.38	$14.17

Net investment income	0.33[2]	0.33[2]	0.31[2]	0.17[2]	0.20	0.24	0.28

Net realized and unrealized gain (loss)	(2.76)	2.08	0.66	0.52	0.82	3.54	(2.68)

Net increase (decrease) from
investment operations	(2.43)	2.41	0.97	0.69	1.02	3.78	(2.40)

Dividends and distributions from:
Net investment income	(0.38)	(0.24)	(0.30)	(0.17)	(0.40)	(0.25)	(0.33)
Net realized gain	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(1.68)	(0.87)	(0.95)	(0.17)	(0.94)	(0.25)	(0.39)

Redemption fees added to
paid-in capital	—	0.00 [3]	0.00 [3]	0.00 [3]	—	—	—

Net asset value, end of period	$12.96	$17.07	$15.53	$15.51	$14.99	$14.91	$11.38

Total Investment Return

Based on net asset value	(15.81)%	16.04%[4]	6.53%[4]	4.66%[4,5]	7.17%[5]	33.46%	(17.12)%

Ratios to Average Net Assets

Total expenses after waivers,
reimbursement and fees paid
indirectly	0.89%[7]	0.86%	0.83%	0.86%[6]	1.03%[6]	1.15%	1.12%

Total expenses	0.94%	0.93%	0.91%	1.11%[6]	1.05%[6]	1.15%	1.13%

Net investment income	2.20%	2.03%	2.04%	1.90%[6]	1.71%[6]	1.74%	2.21%

Supplemental Data

Net assets, end of period (000)	$23,083	$34,720	$32,545	$29,752	$31,328	$21,989	$17,992

Portfolio turnover	391%[8]	93%	136%	90%	101%	216%	181%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the SSR Fund, a series of a predecessor trust, the State Street Research Income Trust. The Trust acquired all of the assets and certain stated liabilities of the SSR Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C Shares, respectively.

[1]	Audited by other auditors.

[2]	Based on average shares outstanding.

[3]	Less than $0.01 per share.

[4]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	The Fund incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 0.85% for Institutional Shares.

[8]	Includes To Be Announced (“TBA”) transactions. Excluding these transactions, the portfolio turnover would have been 121%.

Financial Highlights (continued)

	Investor A*
	Year Ended September 30,			Period March 1,2005 to September 30,	Period April 1,2004 to February 28,	Year Ended March 31,

	2008	2007	2006	2005	2005	2004	2003[1]

Per Share Operating Performance

Net asset value, beginning of period	$17.01	$15.50	$15.48	$14.95	$14.89	$11.36	$14.15

Net investment income	0.28[2]	0.27[2]	0.25[2]	0.13[2]	0.18	0.19	0.24

Net realized and unrealized gain (loss)	(2.75)	2.07	0.66	0.53	0.80	3.55	(2.68)

Net increase (decrease) from
investment operations	(2.47)	2.34	0.91	0.66	0.98	3.74	(2.44)

Dividends and distributions from:
Net investment income	(0.32)	(0.20)	(0.24)	(0.13)	(0.38)	(0.21)	(0.29)
Net realized gain	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(1.62)	(0.83)	(0.89)	(0.13)	(0.92)	(0.21)	(0.35)

Redemption fees added to
paid-in capital	—	0.00 [3]	0.00 [3]	0.00 [3]	—	—	—

Net asset value, end of period	$12.92	$17.01	$15.50	$15.48	$14.95	$14.89	$11.36

Total Investment Return

Based on net asset value[4]	(16.05)%	15.58%[5]	6.12%[5]	4.44%[5,6]	6.78%[6]	32.94%	(17.37)%

Ratios to Average Net Assets

Total expenses after waivers,
reimbursement and fees paid
indirectly	1.24%[7]	1.21%	1.23%	1.25%[8]	1.24%[8]	1.45%	1.42%

Total expenses	1.24%	1.21%	1.36%	1.46%[8]	1.32%[8]	1.45%	1.43%

Net investment income	1.84%	1.68%	1.63%	1.51%[8]	1.55%[8]	1.43%	1.92%

Supplemental Data

Net assets, end of period (000)	$390,051	$506,537	$482,284	$491,557	$526,929	$357,100	$252,069

Portfolio turnover	391%[9]	93%	136%	90%	101%	216%	181%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the SSR Fund, a series of a predecessor trust, the State Street Research Income Trust. The Trust acquired all of the assets and certain stated liabilities of the SSR Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C Shares, respectively.

[1]	Audited by other auditors.

[2]	Based on average shares outstanding.

[3]	Less than $0.01 per share.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[6]	Aggregate total investment return.

[7]	The Fund incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 1.20% for Investor A Shares.

[8]	Annualized.

[9]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 121%.

Financial Highlights (continued)

	Investor B*
	Year Ended September 30,			Period March 1,2005 to September 30,	Period April 1,2004 to February 28,	Year Ended March 31,

	2008	2007	2006	2005	2005	2004	2003[1]

Per Share Operating Performance

Net asset value, beginning of period	$16.83	$15.35	$15.34	$14.81	$14.74	$11.26	$14.01

Net investment income	0.16[2]	0.14[2]	0.13[2]	0.07[2]	0.08	0.10	0.15

Net realized and unrealized gain (loss)	(2.75)	2.07	0.65	0.51	0.81	3.49	(2.63)

Net increase (decrease) from
investment operations	(2.59)	2.21	0.78	0.58	0.89	3.59	(2.48)

Dividends and distributions from:
Net investment income	(0.19)	(0.10)	(0.12)	(0.05)	(0.28)	(0.11)	(0.21)
Net realized gain	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(1.49)	(0.73)	(0.77)	(0.05)	(0.82)	(0.11)	(0.27)

Redemption fees added to
paid-in capital	—	0.00 [3]	0.00 [3]	0.00 [3]	—	—	—

Net asset value, end of period	$12.75	$16.83	$15.35	$15.34	$14.81	$14.74	$11.26

Total Investment Return

Based on net asset value[4]	(16.89)%	14.81%[5]	5.30%[5]	3.94%[5,6]	6.20%[6]	32.03%	(17.91)%

Ratios to Average Net Assets

Total expenses after waivers,
reimbursement and fees paid
indirectly	2.02%[7]	2.01%	2.00%	2.01%[8]	2.04%[8]	2.15%	2.12%

Total expenses	2.02%	2.01%	2.03%	2.11%[8]	2.04%[8]	2.15%	2.13%

Net investment income	1.06%	0.89%	0.86%	0.75%[8]	0.73%[8]	0.72%	1.22%

Supplemental Data

Net assets, end of period (000)	$97,710	$152,820	$175,826	$181,583	$187,689	$133,083	$75,963

Portfolio turnover	391%[9]	93%	136%	90%	101%	216%	181%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the SSR Fund, a series of a predecessor trust, the State Street Research Income Trust. The Trust acquired all of the assets and certain stated liabilities of the SSR Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C Shares, respectively.

[1]	Audited by other auditors.

[2]	Based on average shares outstanding.

[3]	Less than $0.01 per share.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[6]	Aggregate total investment return.

[7]	The Fund incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 1.97% for Investor B Shares.

[8]	Annualized.

[9]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 121%.

Financial Highlights (concluded)

	Investor C*
	Year Ended September 30,			Period March 1,2005 to September 30,	Period April 1,2004 to February 28,	Year Ended March 31,

	2008	2007	2006	2005	2005	2004	2003[1]

Per Share Operating Performance

Net asset value, beginning of period	$16.78	$15.34	$15.33	$14.81	$14.74	$11.25	$14.01

Net investment income	0.17[2]	0.15[2]	0.15[2]	0.06[2]	0.08	0.10	0.15

Net realized and unrealized gain (loss)	(2.71)	2.04	0.65	0.52	0.81	3.50	(2.65)

Net increase (decrease) from
investment operations	(2.54)	2.19	0.80	0.58	0.89	3.60	(2.50)

Dividends and distributions from:
Net investment income	(0.21)	(0.12)	(0.14)	(0.06)	(0.28)	(0.11)	(0.21)
Net realized gain	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.05)

Total dividends and distributions	(1.51)	(0.75)	(0.79)	(0.06)	(0.82)	(0.11)	(0.26)

Redemption fees added to
paid-in capital	—	0.00 [3]	0.00 [3]	0.00 [3]	—	—	—

Net asset value, end of period	$12.73	$16.78	$15.34	$15.33	$14.81	$14.74	$11.25

Total Investment Return

Based on net asset value[4]	(16.66)%	14.68%[5]	5.42%[5]	3.90%[5,6]	6.20%[6]	32.14%	(17.96)%

Ratios to Average Net Assets

Total expenses after waivers,
reimbursement and fees paid
indirectly	1.94%[7]	1.94%	1.91%	2.00%[8]	2.04%[8]	2.15%	2.12%

Total expenses	1.94%	1.95%	1.94%	2.11%[8]	2.04%[8]	2.15%	2.13%

Net investment income	1.14%	0.96%	0.97%	0.75%[8]	0.76%[8]	0.72%	1.21%

Supplemental Data

Net assets, end of period (000)	$69,584	$84,596	$80,286	$67,371	$65,357	$42,262	$19,079

Portfolio turnover	391%[9]	93%	136%	90%	101%	216%	181%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the SSR Fund, a series of a predecessor trust, the State Street Research Income Trust. The Trust acquired all of the assets and certain stated liabilities of the SSR Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C Shares, respectively.

[1]	Audited by other auditors.

[2]	Based on average shares outstanding.

[3]	Less than $0.01 per share.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[6]	Aggregate total investment return.

[7]	The Fund incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 1.90% for Investor C Shares.

[8]	Annualized.

[9]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 121%.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

  Access the BlackRock website at http://www.blackrock.com/edelivery

  Log into your account.

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Fund, including how the Fund invests, please see the SAI.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Fund makes their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Glossary

Glossary of Investment Terms

Asset-Backed Securities — bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Barclays Capital U.S. Aggregate Index — an unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Capitalization — the market value of a company, calculated by multiplying the number of shares outstanding by the current price per share.

Collateralized Mortgage Obligations (CMOs) — bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Common Stock — securities representing shares of ownership of a corporation.

Convertible Securities — generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Credit Default Swaps — in entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — a dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Fundamental Analysis — a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Junk Bonds — fixed-income securities rated below investment grade by recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings, or unrated securities that Fund management believes are of comparable quality.

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

S&P 500® Index — the Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Total Return — a way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fees — fees paid to the manager for portfolio management services.

Other Expenses — include administration, transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — include sales charges that you may pay when you buy or sell shares of the Fund.

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor and Institutional Shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor and Institutional Shares taken together that you own in BlackRock Funds.

[This page intentionally left blank]

For More Information

Fund and Service Providers

THE FUND

BlackRock FundsSM
  BlackRock Asset Allocation Portfolio

Written Correspondence:
c/o PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860-1427
(800) 441-7762

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER
BlackRock Financial Management, Inc.
40 E. 52nd Street
New York, NY 10022

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDERS
PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
BlackRock Investments, Inc.
40 East 52nd Street
New York, NY 10022

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

An SAI, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General Fund information and specific Fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock FundsSM
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock FundsSM
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK FUNDSSM:
INVESTMENT COMPANY ACT FILE NO. 811-05742
© BlackRock Advisors, LLC

PRO-AA-INV-0109

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Asset Allocation Portfolio

Service Shares

Prospectus
January 28, 2009

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dear Shareholder:

BlackRock is pleased to announce several new enhancements to our fund prospectuses. These changes include:

A new plain English style in an updated format to make the prospectus more user-friendly: The redesigned prospectus provides a clearer description of the funds’ investment strategies and risks as well as the various options available to investors for purchasing, exchanging and redeeming fund shares.

The packaging of similar funds: BlackRock has grouped like funds together in the same prospectus, which may result in reduced costs to the funds.

We continue to encourage you to take advantage of electronic delivery of prospectuses in lieu of receiving printed prospectuses as it reduces expenses borne by shareholders, and it is more environmentally friendly. To go paperless, please contact your financial professional or go online to www.blackrock.com/edelivery for more information.

At BlackRock, our interest continues to focus solely on those interests of our clients. We appreciate the trust you give our investment professionals and look forward to providing additional enhancements and services in the future. For more information, please do not hesitate to contact your financial professional or BlackRock at 800-537-4942 or visit our website at www.blackrock.com.

Very truly yours,

BlackRock Funds

	Table of Contents

Fund Overview	Key facts and details about the Fund listed in this prospectus including
	investment objectives, risk factors, fee and expense information, and historical
	performance information
	Key Facts About Asset Allocation Portfolio	4
	Risk/Return Information	7
	Expenses and Fees	8

Details About the Fund	How the Fund Invests	9
	Investment Risks	11

Account Information	Information about account services, sales charges & waivers, shareholder
	transactions, and distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	15
	How to Buy, Sell and Transfer Shares	16
	Fund’s Rights	19
	Short-Term Trading Policy	20
	Redemption Fee	21
	Distribution and Service Payments	21

Management of the Fund	Information about BlackRock and the Portfolio Manager
	BlackRock	23
	Portfolio Manager Information	24
	Conflicts of Interest	24
	Valuation of Fund Investments	25
	Dividends, Distributions and Taxes	26

Financial Highlights	Financial Performance of the Fund	27

General Information	Shareholder Documents	28
	Certain Fund Policies	28
	Statement of Additional Information	29

Glossary	Glossary of Investment Terms	30

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About Asset Allocation Portfolio

This prospectus provides information about BlackRock Asset Allocation Portfolio (“Asset Allocation Portfolio”), a portfolio of BlackRock FundsSM (the “Trust”). The Asset Allocation Portfolio is referred to in this prospectus as the “Fund.”

The Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). Where applicable, BlackRock refers also to the Fund’s sub-adviser, BlackRock Financial Management, Inc. (“BFM”).

The prospectus includes important Fund facts organized into sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold face type in the text are defined in the Glossary section.

What is the Fund’s investment objective?

The investment objective of the Asset Allocation Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

What are the Fund’s main investment strategies?

The Fund primarily buys common stock but also can invest in preferred stock, convertible securities and certain derivative securities.

The fixed income investment management team selects bonds from several sectors. The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in junk bonds or non-dollar denominated bonds or bonds of emerging market issuers.

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. The Fund intends to remain diversified across categories, but it has wide flexibility in the relative weightings given to each category.

What are the main risks of investing in the Fund?

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

  Mid-Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

  Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” and “extension risk”. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

4

  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Governmental Supervision and Regulation/Accounting Standards Risk — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. They also may not have laws to protect investors comparable to the U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

  Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

  Foreign Currency Transactions Risk — Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.
  Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

  Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

5

  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies, and may depend on a small number of key personnel.

  Repurchase Agreements, Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

  Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Value Investing Style Risk — The Fund follows an investing style that favors value companies. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

  Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

For additional information about the Asset Allocation Portfolio’s risks, see “Investment Risks” below.

Who should invest?

The Asset Allocation Portfolio may be an appropriate investment for you if you:

  Are investing with long-term goals, but also seek some current income;

  Want a professionally managed portfolio without the administrative burdens of direct investments in equity and debt securities;

  Are willing to accept the risk that the value of your investment may decline in order to seek the highest total investment return; and

  Are prepared to receive taxable distributions of ordinary income and capital gains

6

Risk/Return Information

On January 31, 2005, the Fund reorganized with the State Street Research Asset Allocation Fund (the “SSR Fund”). The SSR Fund transferred substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund, which were then distributed to SSR Fund shareholders. The chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the Fund, for periods prior to January 31, 2005. The chart and table give you a picture of the Fund’s long-term performance for Service Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Barclays Capital U.S. Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower.

The performance of Service Shares for the period prior to January 28, 2005 is based on the performance of Investor A Shares adjusted to reflect the class specific fees applicable to Service Shares at the time of such share class’s launch. This information may be considered when assessing the Fund’s performance, but does not represent the actual performance of Service Shares.

Service Shares
ANNUAL TOTAL RETURNS
Asset Allocation Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 16.32% (quarter ended December 31, 2001) and the lowest return for a quarter was –13.12% (quarter ended December 31, 2008).

As of 12/31/08	1 Year	5 Years	10 Years

BlackRock Asset Allocation Portfolio — Service Shares
Return Before Taxes[1]	–26.81%	0.80%	3.50%
Return After Taxes on Distributions[1]	–27.30%	–0.39%	1.97%
Return After Taxes on Distributions and Sale of Fund Shares[1]	–16.99%	0.57%	2.44%

60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Index[2] (Reflects no deduction for fees, expenses or taxes)	–22.05%	0.71%	1.69%

[1]	Includes all applicable fees and sales charges.

[2]	This index was formerly known as Lehman Brothers U.S. Aggregate Index.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees
(Fees paid directly from your investment)	Service Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of
offering price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)	Service Shares

Management Fee	0.55%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.41%[1]

Interest Expense	0.04%

Acquired Fund Fees and Expenses[2]	0.03%

Total Annual Fund Operating Expenses[2]	1.28%

Fee Waivers and Expense Reimbursements[3]	0.05%

Net Annual Fund Operating Expenses[3]	1.23%

[1]	Other Expenses have been restated to reflect current fees.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the Acquired Fund Fees and Expenses and the restatement of Other Expenses to reflect current fees, as applicable.

[3]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.16% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. In addition, BlackRock has also agreed to voluntarily waive or reimburse fees or expenses in order to limit Service Shares Net Annual Fund Operating Expenses to 1.14%. This voluntary waiver or reimbursement may be terminated at any time. See the “Management of the Fund — BlackRock” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expenses as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years

Service Shares	$125	$401	$697	$1,541

8

Details About the Fund

How the Fund Invests

Investment Goal

The investment objective of the Asset Allocation Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

Should the Trust’s Board of Trustees (the “Board”) determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

BlackRock considers a variety of factors when choosing investments for the Asset Allocation Portfolio, such as:

  Utilizing a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments in the equity universe, defined by style, capitalization range and geographic location;

  Reviewing and allocating varying percentages of the Fund to equity investment management team members responsible for security selection within these distinctive disciplines, including stocks of large, middle and small capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, firms in specialized sectors and international companies;

  Engaging in bottom-up security selection within each discipline that, in turn, drives sector and industry weightings as well as average market capitalization; and

  Assessing each stock’s changing characteristics relative to its contribution to portfolio risk within that discipline and selling the stock when it no longer offers an appropriate return-to-risk trade-off

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Primary Investment Strategies

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, Fund management monitors and adjusts those allocations from time to time. The Fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories. The Fund measures its performance against a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Barclays Capital U.S. Aggregate Index (40%).

With respect to its equity investments, the Fund primarily buys common stock but also can invest in preferred stock and convertible securities.

The fixed income investment management team evaluates sectors of the bond market and individual securities within these sectors. The fixed income investment management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. Securities are purchased for the Fund when the fixed income management team believes that they have the potential for above-average total return. The Fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in any combination of non-investment grade bonds (junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the fixed income investment management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

As part of its normal operations, the Fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The Fund also may invest in these securities in order to achieve its investment goal.

9

Fund management may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

Other Strategies:

In addition to the main strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

  Temporary Defensive Strategies — For temporary defensive purposes, each Fund may invest some or all of its assets in high quality money market instruments denominated in U.S. dollars or foreign currencies. Although the Fund will make temporary defensive investments only to the extent that Fund management believes they present less risk than the Fund’s usual investments, temporary defensive investments may reduce the Fund’s opportunity of meeting its investment objectives during temporary periods.

  Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

ABOUT THE PORTFOLIO MANAGER OF THE ASSET ALLOCATION PORTFOLIO

Philip Green is the portfolio manager of Asset Allocation Portfolio and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

10

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. “Investment Policies” in the Statement of Additional Information (the “SAI”) also includes more information about the Fund, its investments and the related risks. There can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

11

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

12

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

The Fund may incur expenses to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Mid-Cap Securities Risk — The securities of mid--cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage- and Asset-Backed Securities Risk — The Fund makes investments in residential and commercial mortgage-backed securities (“CMBS”) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Fund management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Foreign Currency Transactions Risk — Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing the returns and minimizing opportunities for gain.

13

Repurchase Agreements, Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Growth Investing Style Risk — The Fund follows an investing style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Value Investing Style Risk — The Fund follows an investing style that favors value companies. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Treasury Obligations Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

14

Account Information

How to Choose the Share Class that Best Suits Your Needs

The Asset Allocation Portfolio currently offers multiple share classes (one by this prospectus), allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your financial institution (such as banks and brokerage firms) (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

The Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Service Share class of the Fund.

Service Share Class at a Glance

Service Shares

Availability

Limited to certain investors, including: financial intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by financial intermediaries or in the name of nominees of financial intermediaries on behalf of their customers. Service Shares are normally purchased through a customer’s account at a financial intermediary through procedures established by such financial intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the financial intermediaries. A customer’s ownership of shares will be recorded by the financial intermediary and reflected in the account statements provided by such financial intermediaries to their customers. Investors wishing to purchase Service Shares should contact their financial intermediaries.

Minimum Investment	$5,000. However, financial intermediaries may set a higher minimum for their customers.

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No.

Service and Distribution Fees?	No Distribution Fee. 0.25% Annual Service Fee.

Redemption Fees?	No.

Advantage	No up-front sales charge so you start off owning more shares.

Disadvantage	Limited availability.

15

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds in 1996 at the time the portfolio combined with the PNC® Fund may purchase and redeem Service Shares of the same Fund and for the same account in which they held shares on that date through the procedures described in this section.

16

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	Determine the amount of	Refer to the minimum initial investment in the share class table of this
	your investment	prospectus.

	Have your financial	The price of your shares is based on the next calculation of the Fund’s
	professional or financial	net asset value after your order is placed. Any purchase orders placed
	intermediary submit your	prior to the close of business on the New York Stock Exchange (the
	purchase order	“Exchange”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Add to your	Purchase additional shares	There is no minimum amount for additional investments.
investment
	Have your financial	To purchase additional shares you may contact your financial
	professional or financial	professional or financial intermediary.
intermediary submit your
purchase order for additional
shares

	Or contact BlackRock (for	Purchase by Telephone: Call the Fund at (800) 537-4942 and speak
	accounts held directly with	with one of our representatives. The Fund has the right to reject any
	BlackRock)	telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at
www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.
Certain institutional clients’ purchase orders placed by wire prior to the close of business on the Exchange will be priced at the net asset value determined that day. Contact your financial intermediary or
BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call
BlackRock at (800) 537-4942.

Please read the On-Line Services Disclosure Statement and User
Agreement, the Terms and Conditions page and the Consent to
Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User
Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by	All dividends and capital gains distributions are automatically
	reinvesting dividends and	reinvested without a sales charge. To make any changes to your
	capital gains	dividend and/or capital gains distributions options, please call
BlackRock at (800) 537-4942, or contact your financial intermediary (if your account is not held directly with BlackRock).

How to Pay for	Making payment for	Payment for Service Shares must normally be made in Federal funds or
Shares	purchases	other immediately available funds by your financial professional or other financial intermediary but in no event later than 4:00 p.m. (Eastern time)
on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

17

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Have your financial	You can also make redemption requests through your financial
Redemption of	professional or financial	professional or financial intermediary in accordance with the procedures
Shares	intermediary submit your	applicable to your accounts. These procedures may vary according to
	sales order	the type of account and the financial intermediary involved and customers should consult their financial intermediary in this regard.
Financial intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial intermediaries may place redemption orders by telephoning (800) 537-
4942. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00
p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders who hold more than one class should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain
circumstances.

	Selling shares held directly	Methods of Redeeming:
with BlackRock
Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 537-4942.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternative redemption methods below.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from
Internet redemptions will be sent via wire to the bank account of record.

Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds c/o PNC Global Investment Servicing (U.S.) Inc.,
P.O. Box 9819, Providence, RI 02940. Under certain circumstances, a medallion signature guarantee will be required.

Payment of Redemption Proceeds by Wire Transfer: Payment for
redeemed shares for which a redemption order is received before
4:00 p.m. (Eastern time) on a business day is normally made in
Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m.
(Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The
Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

18

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial	Selling shares held directly	Shares can be redeemed by Federal wire transfer to a single previously
Redemption of	with BlackRock (continued)	designated bank account. No charge for wiring redemption payments
Shares (continued)		with respect to Service Shares is imposed by the Fund, although financial intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their financial intermediaries. You are responsible for any additional charges imposed by your bank for wire transfers.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.
* * *
If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Transfer your Account

Transfer Shares to	Transfer to a participating	You may transfer your shares of the Fund only to another securities
Another Securities	securities dealer or other	dealer that has an agreement with the Distributor. Certain shareholder
Dealer or Other	financial intermediary	services may not be available for the transferred shares. All future
Financial		trading of these assets must be coordinated by the receiving firm.
Intermediary
	Transfer to a non-participating	You must either:
	securities dealer or other	• Transfer your shares to an account with the Fund; or
	financial intermediary	• Sell your shares, paying any applicable deferred sales charge.

Fund’s Rights

The Fund may:

  Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act;

  Postpone the date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the minimum required initial investment due to redemptions you have made. You will be notified that the value of your account is less than the minimum required initial investment before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the minimum required initial investment before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

19

Short-Term Trading Policy

The Board has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its returns to shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (“junk bonds”) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals and other financial intermediaries that maintain omnibus accounts with the Fund pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) BlackRock Funds will automatically assess and retain a fee of 2.00% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or long-term shareholders.

20

Redemption Fee

The Fund does not charge a redemption fee. However, certain BlackRock Funds listed below (the “Applicable Funds”) charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Applicable Fund shares made within 30 days of purchase.

The following BlackRock Funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
BlackRock International Diversification Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Trust, on behalf of the Fund, has adopted a plan (the “Plan”) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.

Plan Payments

Under the Plan, the Trust pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of the Fund to brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch and Co., Inc. (“Merrill Lynch”), Bank of America Corporation (“BAC”) and their respective affiliates) (each a “Financial Intermediary”) for providing support services to their customers who own Service Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Service Shares of the Fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

  Responding to customer questions on the services performed by the Financial Intermediary and investments in Service Shares;

  Assisting customers in choosing and changing dividend options, account designations and addresses; and

  Providing other similar shareholder liaison services

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares.

21

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to the Plan and fees that the Fund pays to PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

22

Management of the Fund

BlackRock

BlackRock, the Fund’s manager, manages the Fund’s investments and its business operations subject to the oversight of the Trust’s Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock, acts as sub-adviser to the Fund. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008.

BlackRock serves as manager to the Fund pursuant to a management agreement (the “Management Agreement”). Pursuant to the Management Agreement, BlackRock is entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. The maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Management Fee Rate

First $1 billion	0.550%

$1 billion – $2 billion	0.500%

$2 billion – $3 billion	0.475%

Greater than $3 billion	0.450%

BlackRock has agreed contractually to cap net expenses for the Asset Allocation Portfolio (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of each share class of the Fund at the levels shown in the Fund’s “Annual Fund Operating Expenses” table in this prospectus. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund’s manager or administrator and (3) the Trust’s Board has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

BlackRock has entered into a sub-advisory agreement with BFM under which BlackRock pays BFM for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BFM is responsible for the day-to-day management of the Fund’s portfolio.

For the fiscal year ended September 30, 2008, the Fund paid BlackRock aggregate management fees, net of any applicable waiver, as a percentage of the Fund’s average daily net assets as follows:

Asset Allocation Portfolio	0.55%

23

A discussion of the basis for the Board’s approval of the Management Agreement and sub-advisory agreement with respect to the Fund is included in the Fund’s annual shareholder report for the fiscal year ended September 30, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Portfolio Manager Information

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Philip Green	Responsible for the day-to-day	2006	Managing Director of BlackRock, Inc. since
	management of the Fund,		2006; Managing Director of Merrill Lynch
	including setting the Fund’s overall		Investment Managers, L.P. from 1999 to 2006;
investment strategy and overseeing
the management of the Fund

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Fund. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate- or BAC Entity-advised clients may adversely impact the Fund. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Fund also may invest in

24

securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Trust’s Board, the Fund has retained an affiliate of BlackRock to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or BAC Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates or BAC Entities may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Fund’s assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the Exchange or market on which the security is primarily traded at the time of valuation. The Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Trust’s Board. Certain short-term debt securities are valued on the basis of amortized cost.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Trust’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, if the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or when there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee, and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

25

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when the Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial professional, financial intermediary or the Fund. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent the Fund makes any distributions derived from long-term capital gains and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of the Fund beginning before January 1, 2010, certain distributions designated by the Fund as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

This Section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

26

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

				Service

	Year Ended September 30,
				Period March 1, 2005 to September 30, 2005	Period January 28, 2005[1] to February 28, 2005
	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$17.03	$15.51	$15.49	$14.97	$14.63

Net investment income	0.30 [2]	0.29 [2]	0.27 [2]	0.14 [2]	0.01

Net realized and unrealized gain (loss)	(2.76)	2.08	0.65	0.52	0.33

Net increase (decrease) from investment operations	(2.46)	2.37	0.92	0.66	0.34

Dividends and distributions from:
Net investment income	(0.34)	(0.22)	(0.25)	(0.14)	—
Net realized gain	(1.30)	(0.63)	(0.65)	—	—

Total dividends and distributions	(1.64)	(0.85)	(0.90)	(0.14)	—

Redemption fees added to paid-in capital	—	0.00 [3]	0.00 [3]	0.00 [3]	—

Net asset value, end of period	$12.93	$17.03	$15.51	$15.49	$14.97

Total Investment Return

Based on net asset value	(16.00)%	15.74%[4]	6.24%[4]	4.44%[4,5]	2.32%[5]

Ratios to Average Net Assets

Total expenses after waivers,
reimbursement and fees paid indirectly	1.11%[6]	1.10%	1.11%	1.16%[7]	1.16%[7]

Total expenses	1.11%	1.31%	1.17%	1.36%[7]	1.26%[7]

Net investment income (loss)	1.96%	1.80%	1.76%	1.60%[7]	(0.17)%[7]

Supplemental Data

Net assets, end of period (000)	$1,552	$2,325	$2,201	$2,171	$2,171

Portfolio turnover	391%[8]	93%	136%	90%	101%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Less than $0.01 per share.

[4]	Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

[5]	Aggregate total investment return.

[6]	The Fund incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 1.07% for Service Shares.

[7]	Annualized.

[8]	Includes To Be Announced (“TBA”) transactions. Excluding these transactions, the portfolio turnover would have been 121%.

27

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

  Access the BlackRock website at http://www.blackrock.com/edelivery

  Log into your account.

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

28

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Fund, including how the Fund invests, please see the SAI.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Fund makes their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

29

Glossary

Glossary of Investment Terms

Asset-Backed Securities — bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Barclays Capital U.S. Aggregate Index — an unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Capitalization — the market value of a company, calculated by multiplying the number of shares outstanding by the current price per share.

Collateralized Mortgage Obligations (CMOs) — bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Common Stock — securities representing shares of ownership of a corporation.

Convertible Securities — generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Credit Default Swaps — in entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — a dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Fundamental Analysis — a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Junk Bonds — fixed-income securities rated below investment grade by recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings, or unrated securities that Fund management believes are of comparable quality.

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

30

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

S&P 500® Index — the Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Total Return — a way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fees — fees paid to the manager for portfolio management services.

Other Expenses — include administration, transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — include sales charges that you may pay when you buy or sell shares of the Fund.

Glossary of Other Terms

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

31

[This page intentionally left blank]

[This page intentionally left blank]

[This page intentionally left blank]

For More Information

Fund and Service Providers

THE FUND
BlackRock FundsSM
   BlackRock Asset Allocation Portfolio

Written Correspondence:
c/o PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860-1427
(800) 537-4942

MANAGER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER
BlackRock Financial Management, Inc.
40 E. 52nd Street
New York, NY 10022

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDERS
PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
BlackRock Investments, Inc.
40 East 52nd Street
New York, NY 10022

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A SAI, dated January 28, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 537-4942.

World Wide Web

General Fund information and specific Fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock FundsSM
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock FundsSM
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK FUNDSSM:
INVESTMENT COMPANY ACT FILE NO. 811-05742 © BlackRock Advisors, LLC

PRO-AA-SVC-0109